                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 17, 1999

 ______________________________________________________________________________
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             ROPER INDUSTRIES, INC.

______________________________________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE

______________________________________________________________________________
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    1-12273

______________________________________________________________________________
  (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


                  160 BEN BURTON ROAD, BOGART, GEORGIA   30622

 ______________________________________________________________________________
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)


                                 (706) 369-7170

______________________________________________________________________________
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


           P.O. BOX 269, OLD MAYSVILLE ROAD, COMMERCE, GEORGIA  30529

______________________________________________________________________________
                                (FORMER ADDRESS)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

KPMG LLP were previously the principal accountants to audit the financial statements of Roper Industries, Inc. (the "Registrant"). On May 13, 1999, that firm's appointment as principal auditors was terminated and the firm of Arthur Andersen LLP was engaged as principal auditors. The decision to change auditors was recommended by the Audit Committee of the Registrant's Board of Directors and approved by the Board.

In connection with the audits of the Registrant's two fiscal years ended October 31, 1998, and with respect to the subsequent period through May 13, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

KPMG LLP's reports on the consolidated financial statements of the Registrant as of and for the two fiscal year periods ended October 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant delivered a copy of this Report on Form 8-K report to KPMG LLP on May 14, 1999 and requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of KPMG LLP is attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements of Business Acquired

     Not Applicable

(B)  Pro Forma Financial Statements

     Not Applicable

(C)  Exhibits

     16  Letter regarding Change in Certifying Accountants

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ROPER INDUSTRIES, INC.

                              ___________________________________________
                                            (Registrant)


Date:   May 17, 1999          BY: /s/ Martin S. Headley
                                  ---------------------------------------
                                  Martin S. Headley, Vice President and
                                  Chief Financial Officer

                                 EXHIBIT INDEX



16  Letter regarding Change in Certifying Accountants